UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation )	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01	Other Events - Discover Growth Fund, LLC - Final Award Arbitration JAMS Ref. No. 1260005395

On January 31, 2020 in the arbitration, GBT Technologies Inc. (k/n/a Gopher Protocol, Inc.(the “Company”)) v. Discover Growth Fund, LLC (“Discover”) (JAMS Ref. No. 1260005395), the Company was informed that a final award was entered (the “Final Award”).

The Final Award affirms that certain sections of the Senior Secured Redeemable Convertible Debenture (the “Debenture”)  constitute unenforceable liquidated damages penalties and were stricken. Further, it was determined that neither Discover nor John Kirkland, President and General Partner of Discover, were entitled to recovery of their attorneys fees. Consequently, the arbitrator awarded Discover an award of $4,034,444.46 plus interest of 7.25% accrued from May 15, 2019 and costs in the amount of $55,613.00.

On January 31, 2020, Mr. Kirkland, on behalf of Discover, issued an additional Notice of Sale of Collateral to the Company, set for February 28, 2020, as well as filed an application to confirm arbitration award in a district court in Saint Thomas, Virgin Islands.

Thereafter, the Company notified Discover and Mr. Kirkland that per the JAMS Streamlined Rules: (i) “[w]ithin seven (7) calendar days after service of a Partial Final Award or Final Award by JAMS, any Party may serve upon the other Parties and on JAMS a request that the Arbitrator correct any computational, typographical or other similar error in an Award” and that the Company was reserving such right (see Rule 19(i)); and (ii) no award is considered final “for purposes of judicial proceeding to enforce, modify or vacate the Award pursuant to Rule 20, fourteen (14) calendar days after service is deemed effective if no request for a correction is made, or as of the effective date of service of a corrected Award” (see Rule 19(j)).

Accordingly, the Final Award issued today is not final until either a request for correction is made and resolved, or fourteen (14) calendar days have passed. Assuming no request for correction, the Final Award will be effective on February 14, 2020. The Final Award, Additional Notice of Sale of Collateral and Application to Confirm Arbitration Award are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

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Item 9.01  Interim Award, Notice of Sale and Application filed

Exhibit Number	Description

99.1	Final Award Dated January 31, 2020
99.2	Additional Notice of Sale of Collateral - Dated January 31, 2020
99.3	APPLICATION TO CONFIRM ARBITRATION AWARD – filed January, 31, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBT TECHNOLOGIES INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: February 3, 2020

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